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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

        SUPPLEMENT DATED MARCH 9, 2011 TO PROSPECTUSES DATED MAY 3, 2010

                       Termination of the John Hancock USA
                            Annuity Exchange Program

This Supplement describes the termination of our Annuity Exchange Program. It supplements prospectuses dated May 3, 2010, for VENTURE(R) VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) on or after May 3, 2010.

You should read this Supplement together with the prospectus for the Contract you are considering for purchase, (the "Annuity Prospectus") and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029 to request a free copy. You may also visit us at www.jhannuities.com.

TERMINATION OF ANNUITY EXCHANGE PROGRAM

We are terminating our offer to allow exchanges of a "John Hancock qualifying contract" (as described in the Venture(R) Variable Annuity prospectus referenced above) for a new Venture(R) Variable Annuity Contract ("New Contract") at close of business on April 29, 2011. This means that if you purchased a John Hancock qualifying contract, you may not exchange that contract for a New Contract unless we receive all required information in good order on or before the Termination Date. If you wish to make an exchange, your request including all required information, must be received in good order on or before April 29, 2011, unless we approve otherwise.

Accordingly, we delete in its entirety the appendix entitled "John Hancock USA Annuity Exchange Program."

                         SUPPLEMENT DATED MARCH 9, 2011

XXXXX: 0311    333-70728


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